                               AMENDMENT NO. 2 TO

                         MANAGEMENT AGREEMENT (C CLASS)

         THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT (C CLASS) is made as of the 3rd day of December, 2001, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American
Century Investment Management, Inc., a Delaware corporation (the "Investment
Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies are parties to a certain Management Agreement (C
Class) dated September 16, 2000, to be effective May 1, 2001 and amended August
1, 2001 (the "Agreement"); and

         WHEREAS, management had previously recommended to the Board of
Directors of American Century Mutual Funds, Inc. and the Board of Trustees of
American Century Investment Trust, and the Boards had approved, a merger between
High-Yield Fund, a series of American Century Mutual Funds, Inc. and a new series of American Century Investment Trust titled High-Yield Fund; and

         WHEREAS, management has proposed additional changes that eliminate the proposed merger and the Board of Directors of American Century Mutual Funds,
Inc. has terminated the merger agreement between the two funds; and

         WHEREAS, the parties desire to amend the Agreement to eliminate
High-Yield Fund;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement
         shall be deemed to mean the Agreement as amended by this Amendment No.
         2.

                  3. In the event of a conflict between the terms of this
         Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the
         Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST

                                    By:  /*/David C. Tucker
                                    Name:  David C. Tucker
                                    Title:  Senior Vice President of each

                                    Attest: /*/Janet A. Nash
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each

                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.

                                    By:  /*/William M. Lyons
                                    Name:  William M. Lyons
                                    Title:    Executive Vice President

                                    Attest:  /*/Charles A. Etherington
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                    Date

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                          May 1, 2001
         California Insured Tax-Free Fund                              May 1, 2001
         California Intermediate-Term Tax-Free Fund                    May 1, 2001
         California Long-Term Tax-Free Fund                            May 1, 2001

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                          May 1, 2001

American Century Investment Trust
         Prime Money Market Fund                                       May 1, 2001

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona                 May 1, 2001
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida                 May 1, 2001
         Intermediate-Term Municipal Fund)
         Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund) May 1, 2001
         High-Yield Municipal Fund                                     May 1, 2001

American Century Quantitative Equity Funds
         Equity Growth Fund                                            May 1, 2001
         Income & Growth Fund                                          May 1, 2001

American Century Target Maturities Trust
         Target 2030 Fund                                              May 1, 2001

Dated:  December 3, 2001

                                    Exhibit B

                          Series Investment Categories

Investment Category        Series

Bond Funds                 Arizona Muncipal Bond Fund (formerly Arizona Intermediate-
                           Term Municipal Fund)
                           California High-Yield Municipal Fund
                           California Insured Tax-Free Fund
                           California Intermediate-Term Tax-Free Fund
                           California Long-Term Tax-Free Fund
                           Florida Municipal Bond Fund (formerly Florida
                           Intermediate-Term Municipal Fund)
                           Ginnie Mae Fund (formerly GNMA Fund)
                           High-Yield Municipal Fund
                           Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)
                           Target 2030 Fund

Investment Category        Series

Equity Funds               Equity Growth Fund
                           Income & Growth Fund

Investment Category        Series

Money Market Funds         Prime Money Market Fund

Dated:  December 3, 2001

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                                      none

                Category Assets                    Fee Rate
                First $1 billion                   0.2500%
                Next $1 billion                    0.2070%
                Next $3 billion                    0.1660%
                Next $5 billion                    0.1490%
                Next $15 billion                   0.1380%
                Next $25 billion                   0.1375%
                Thereafter                         0.1370%

                                Schedule 2 Funds:
                                      none

                Category Assets                    Fee Rate
                First $1 billion                   0.2700%
                Next $1 billion                    0.2270%
                Next $3 billion                    0.1860%
                Next $5 billion                    0.1690%
                Next $15 billion                   0.1580%
                Next $25 billion                   0.1575%
                Thereafter                         0.1570%

                                Schedule 3 Funds:
                             Prime Money Market Fund

                Category Assets                    Fee Rate
                First $1 billion                   0.3700%
                Next $1 billion                    0.3270%
                Next $3 billion                    0.2860%
                Next $5 billion                    0.2690%
                Next $15 billion                   0.2580%
                Next $25 billion                   0.2575%
                Thereafter                         0.2570%

                                Schedule 4 Funds:
                                      none

                Category Assets                    Fee Rate
                First $1 billion                   0.2300%
                Next $1 billion                    0.1870%
                Next $3 billion                    0.1460%
                Next $5 billion                    0.1290%
                Next $15 billion                   0.1180%
                Next $25 billion                   0.1175%
                Thereafter                         0.1170%

                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                   California Intermediate-Term Tax-Free Fund
                       California Long-Term Tax-Free Fund
                        California Insured Tax-Free Fund
 Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal Fund)
 Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal Fund)
          Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)

                 Category Assets                    Fee Rate
                 First $1 billion                   0.2800%
                 Next $1 billion                    0.2280%
                 Next $3 billion                    0.1980%
                 Next $5 billion                    0.1780%
                 Next $15 billion                   0.1650%
                 Next $25 billion                   0.1630%
                 Thereafter                         0.1625%

                                Schedule 2 Funds:
                      California High-Yield Municipal Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.3100%
                 Next $1 billion                    0.2580%
                 Next $3 billion                    0.2280%
                 Next $5 billion                    0.2080%
                 Next $15 billion                   0.1950%
                 Next $25 billion                   0.1930%
                 Thereafter                         0.1925%

                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                                Target 2030 Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.3600%
                 Next $1 billion                    0.3080%
                 Next $3 billion                    0.2780%
                 Next $5 billion                    0.2580%
                 Next $15 billion                   0.2450%
                 Next $25 billion                   0.2430%
                 Thereafter                         0.2425%

                                Schedule 4 Funds:
                                      none

                 Category Assets                    Fee Rate
                 First $1 billion                   0.6100%
                 Next $1 billion                    0.5580%
                 Next $3 billion                    0.5280%
                 Next $5 billion                    0.5080%
                 Next $15 billion                   0.4950%
                 Next $25 billion                   0.4930%
                 Thereafter                         0.4925%

                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                            High-Yield Municipal Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.4100%
                 Next $1 billion                    0.3580%
                 Next $3 billion                    0.3280%
                 Next $5 billion                    0.3080%
                 Next $15 billion                   0.2950%
                 Next $25 billion                   0.2930%
                 Thereafter                         0.2925%

                                Schedule 6 Funds:
                                      None

                 Category Assets                    Fee Rate
                 First $1 billion                   0.6600%
                 Next $1 billion                    0.6080%
                 Next $3 billion                    0.5780%
                 Next $5 billion                    0.5580%
                 Next $15 billion                   0.5450%
                 Next $25 billion                   0.5430%
                 Thereafter                         0.5425%

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                              Income & Growth Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.5200%
                 Next $5 billion                    0.4600%
                 Next $15 billion                   0.4160%
                 Next $25 billion                   0.3690%
                 Next $50 billion                   0.3420%
                 Next $150 billion                  0.3390%
                 Thereafter                         0.3380%

                                Schedule 2 Funds:
                                      none

                 Category Assets                    Fee Rate
                 First $1 billion                   0.7200%
                 Next $5 billion                    0.6600%
                 Next $15 billion                   0.6160%
                 Next $25 billion                   0.5690%
                 Next $50 billion                   0.5420%
                 Next $150 billion                  0.5390%
                 Thereafter                         0.5380%

Dated:  December 3, 2001

                                    Exhibit D

                              Complex Fee Schedule

                 Complex Assets                     Fee Rate
                 First $2.5 billion                 0.3100%
                 Next $7.5 billion                  0.3000%
                 Next $15.0 billion                 0.2985%
                 Next $25.0 billion                 0.2970%
                 Next $50.0 billion                 0.2960%
                 Next $100.0 billion                0.2950%
                 Next $100.0 billion                0.2940%
                 Next $200.0 billion                0.2930%
                 Next $250.0 billion                0.2920%
                 Next $500.0 billion                0.2910%
                 Thereafter                         0.2900%

Dated:  December 3, 2001